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                                                                   Exhibit 10.30


                            SHARE PURCHASE AGREEMENT


                                      DATED


                                  16 JULY, 2004


                                     BETWEEN


                  ESSAR TELECOM INDIA HOLDINGS LIMITED("Essar")


                                       AND


                     HTI (BVI) HOLDINGS LIMITED ("HTI-BVI")

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                                                                   Exhibit 10.30

                            SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this "Agreement") dated this 16th day of July, 2004 between:

Essar Telecom India Holdings Limited, a company with limited liability having its registered office at 10, Frere Felix de Valois Street, Port Louis, Mauritius ("Essar") of the FIRST PART; AND

HTI (BVI) Holdings Limited, a company with limited liability having its registered office at PO Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("HTI-BVI") of the SECOND PART. (Essar and HTI-BVI are hereinafter collectively referred to as the "Parties", and severally as the "Party")

WHEREAS:

A. Essar desires to sell 4 "B" shares constituting 40% of the paid up equity share capital of the Company as defined below (the "Sale Shares") and the shareholders loan of US$20,725,963.12 (the "Loan"), which Sale Shares were originally subscribed by, and the Loan was originally provided by Distacom to the Company, and which were, pursuant to certain share purchase agreement acquired by Essar;

B.      HTI-BVI wishes to purchase the Sale Shares and the Loan from Essar;

C. Upon completion of the sale, HTI-BVI shall hold equity shares of the Company constituting 100% of the aggregate issued and paid up equity share capital and 100% of all shareholder loans of the Company all on the terms and conditions more specifically set forth in this Agreement.

NOW THEREFORE, IT IS HEREBY AGREED between the Parties as follows:

1.      DEFINITIONS AND INTERPRETATION.

1.1     DEFINITIONS

        In this Agreement, the following words and expressions shall, except where the context otherwise requires, have the following meanings:

        "Business Day" means a day on which scheduled banks are open for business in Mumbai, Mauritius and the British Virgin Islands;

        "Company" means Hutchison Telecommunications (India) Limited, a company with limited liability having its registered office at 2nd Floor, Zephyr

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                                                                   Exhibit 10.30

        House, Mary Street, PO Box 709, George Town, Grand Cayman, Cayman Islands, British West Indies;

        "Completion" means the completion of the matters provided for in Clause 4.1;

        "Completion Date" means 22nd July 2004 or such earlier date as the Parties may agree, by giving not less than 3 business days notice to effect the Completion;

        "Distacom" means Distacom India Co. Limited;

        "HTIL Promissory Note" means the promissory note to be issued by HTI-BVI in favour of Essar in the amount US$76,633,333 for the purchase of the Sale Shares and the Loan, the form of which appears in the Schedule attached hereto;

        "Loan" means the US$20,725,963.12 shareholder loan and all interest outstanding thereon, originally made by Distacom to the Company;

        "Purchase Price" shall have the meaning set forth in Clause 2(a);

        "Sale Shares" means 4 "B" shares constituting 40% of the paid up equity share capital of the Company;

        "Share" or "Shares" means one or more of the A or B shares of nominal value of US$ one in the Company, which shall include the Sale Shares;

        "US$ or Dollars" means the lawful currency of the United States of America.

1.2     INTERPRETATION

        In this Agreement, unless the context otherwise requires:

        (a) words denoting the singular number shall include the plural and vice versa;

        (b) heading and bold typeface are only for convenience and shall be ignored for the purposes of interpretation;

        (c) references to this Agreement or to any other agreement, deed or other instrument shall be construed as a reference to such agreement, deed, or other instrument as the same may from time to time be amended, varied, supplemented or noted;

        (d) reference to any party to this Agreement or any other agreement or deed or other instrument shall include its successors or permitted assigns.

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                                                                   Exhibit 10.30

2.      SALE AND PURCHASE OF THE SALE SHARES

(a) Subject to the terms and conditions set forth in this Agreement, Essar shall sell, and HTI-BVI shall purchase the Sale Shares and the Loan.

(b) In consideration of Essar selling the Sale Shares and the Loan to HTI-BVI, HTI-BVI shall pay to Essar an aggregate amount of US$76,633,333 (United States Dollars seventy six million six hundred and thirty three thousand three hundred and thirty three only) (the "Purchase Price").

(c) The payment of the Purchase Price shall be effected by HTI-BVI through delivery to Essar of the HTIL Promissory Note on the Completion Date.

3.      SHAREHOLDING OF THE COMPANY UPON COMPLETION

        Upon Completion in the manner set forth in Clause 5 below, the paid up equity shareholding and all shareholder loans of the Company shall be owned as to 100% by HTI-BVI.

4.      CONDITIONS PRECEDENT TO COMPLETION

4.1     CONDITIONS PRECEDENT

        The obligation of HTI-BVI to purchase the Sale Shares in the manner set forth in Clause 2 above shall be subject to the fulfilment (or, where permissible, waiver in writing by HTI-BVI, as the case may be) of the following conditions precedent:

        (a) the board of directors of HTI-BVI and Essar shall have authorised the execution of this Agreement by each of HTI-BVI and Essar respectively, and the sale by Essar and the purchase by HTI-BVI of the Sale Shares and the Loan in accordance with the terms of this Agreement;

        (b) Completion of the purchase of the Sale Shares and the Loan by Essar from Distacom on or before 31st July 2004 under the share purchase agreement between Distacom (as seller) and Essar (as purchaser);

        (c) nothing shall have occurred which would render (or have the effect of rendering) any of the warranties and representations contained in Clauses 6.1, untrue in any material respect; and

        (d) provision by each party of certified copies of all and any resolutions authorising each of them respectively to enter into this Agreement and sign and do all necessary acts incidental thereto.

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                                                                   Exhibit 10.30

        Each Party shall use all reasonable endeavours to procure (so far as it lies within its respective powers) that each of the conditions precedent set forth in this Clause 4.1 are satisfied.

4.2     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

        During the period, from the date of this Agreement till the Completion Date, each of the Parties agrees that it shall not take any action that will render any of its representations and warranties contained in this Agreement false, misleading or inaccurate in any material respect as of the Completion Date.

5.      COMPLETION OF THE SALE AND PURCHASE

        5.1     At Completion:

        (a) HTI-BVI shall pay the Purchase Price by delivery of the HTIL Promissory Note in the manner set forth in Clause 2(b);

        (b) Essar shall sell and assign the Loan and any relevant agreements in relation to the Loan to HTI-BVI;

        (c)     Essar shall:

                (i) execute and deliver the necessary transfer deeds to transfer the Sale Shares to HTI-BVI; and

                (ii) hand over to Essar the share certificates of the Sale Shares and any written instructions that may be required to enable HTI-BVI to be registered as the owner of the Sale Shares.

        5.2 Upon Completion Essar undertakes that all representations and warranties received by Essar from Distacom pursuant to the sale and purchase agreement between Essar and Distacom for the purchase by Essar of the Sale Shares and the Loan from Distacom shall stand assigned to HTI-BVI and Essar shall deliver written notice to Distsacom to that effect;

6.      REPRESENTATIONS AND WARRANTIES

6.1     REPRESENTATIONS AND WARRANTIES OF ESSAR

        Essar   hereby represents and warrants to HTI-BVI, that:

        (a) it is a company duly incorporated and validly existing under the laws of its country of incorporation and has corporate power to own its assets, conduct its business as presently conducted and to enter into, and perform its obligations under this Agreement;

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                                                                   Exhibit 10.30

        (b) this Agreement has been duly authorised and executed by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting creditors' rights generally or the application of general principles of equity;

        (c) neither the execution or performance of this Agreement nor the compliance with its terms, will conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default or require any consent under-any indenture, mortgage, agreement or other instrument to which Essar is a party or by which it is bound, or violate any of the terms or provisions of its organisational documents, by laws or other governing documents or judgement, decree or order or any statute, rule, regulation applicable to it;

        (d) no litigation, arbitration or administrative proceedings are pending or threatened against it, and no claim has been made against it which is likely to have an adverse effect on the enforceability, performance of or compliance with its obligations under this Agreement;

        (e) the Sale Shares are and will at Completion be fully paid up and constitute 40% of the issued share capital of the Company;

        (f) there is no option, pre-emption rights or other rights to acquire and no encumbrance or charge of any nature on, over or affecting such Sale Shares or the Loan, and there is no agreement or commitment to give or create any of the foregoing nor have any claims been made by any person entitled or claiming to be entitled to any of the foregoing; and

        (g) Essar being, as at the Completion Date the legal and beneficial owner of the Sale Shares and the Loan, is and will be at Completion entitled to sell and transfer the Sale Shares and the Loan and pass full legal and beneficial ownership thereof to HTI-BVI free from any encumbrance or charge of any nature whatsoever in accordance with the terms of this Agreement.

6.2     REPRESENTATIONS AND WARRANTIES OF HTI-BVI

        HTI-BVI hereby represents and warrants to Essar, that:

        (a) it is a company duly incorporated and validly existing under the laws of its country of incorporation and has corporate power to own its assets, conduct its business as presently conducted and to enter into, and perform its obligations under this Agreement;

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                                                                   Exhibit 10.30

        (b) this Agreement has been duly authorised and executed by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting creditors' rights generally or the application of general principles of equity;

        (c) neither the execution or performance of this Agreement nor the compliance with its terms, will conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default or require any consent under-any indenture, mortgage, agreement or other instrument to which HTI-BVI is a party or by which it is bound, or violate any of the terms or provisions of its organisational documents, by laws or other governing documents or judgement, decree or order or any statute, rule, regulation applicable to it;

        (d) no litigation, arbitration or administrative proceedings are pending or threatened against it, and no claim has been made against it which is likely to have an adverse effect on the enforceability, performance of or compliance with its obligations under this Agreement;

        (e) it has full power and authority to issue the HTIL Promissory Note and the same is valid and enforceable. Essar may not assign or transfer all or any of its rights and benefits in respect of the HTIL Promissory Note to any person except Hutchison Telecommunications (India) Limited without the consent from HTI-BVI, by endorsement and delivery.

7.      MISCELLANEOUS

7.1     NOTICES

        (a) All notices or other communications to be given under this Agreement, shall be in writing and shall either be personally delivered or sent by registered post, courier, telex or facsimile transmission and shall be addressed for the attention of the persons addressed below:

        If to HTI-BVI:

        Address:                     PO Box 957, Offshore Incorporations Centre,
                                     Road Town,
                                     Tortola, British Virgin Islands

        Fax:                         284-494-5132

        With a copy to :             Hutchison Whampoa limited
                                     22nd /F 10 Harcourt Road
                                     Hong Kong

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                                                                   Exhibit 10.30

        Fax Number:                  (852) 2128 1778

        Attention:                   Head Group General Counsel

        If to Essar:

        Address:                     10, Frere Felix de Valois Street
                                     Port Louis, Mauritius

        Fax Number:                  (9714) 8817 281

        marked for the attention of: Mr.Mohanan Anivath

        With a copy to :             Essar Teleholdings Limited
                                     Essar House
                                     Mahalaxmi
                                     Mumbai, India

        Fax Number:                  (9122) 2495 5833

        Attention:                   Mr.Vikash Saraf

        (b) Any Party may, by notice, change the address to which such notices and communication are to be delivered or transmitted.

        (c)     A notice shall be deemed to have been served as follows:

                (i)     if personally delivered, at the time of delivery;

                (ii) if sent by registered post or courier, at the time of delivery thereof to the person receiving the same; or

                (iii) if sent by facsimile transmission, in the absence of any indication that the facsimile transmission was distorted or garbled, at the time of production of a transmission report by the machine from which the facsimile was sent, which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purposes of this Clause 7.

7.2     NO WAIVER

        No waiver of any provision of this Agreement, nor consent to any departure from it by any Party, is effective unless it is in writing. A waiver or consent will be effective only for the purpose for which it was given. No default of delay on the part of any Party, in exercising any rights, powers or privileges operates as a waiver of any right, nor does a single or partial exercise of a right preclude any exercise of other rights, powers or privileges. The remedies

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                                                                   Exhibit 10.30

        herein provided are cumulative and not exclusive of any remedies provided by law.

7.3     AMENDMENT

        No amendment, variation, alteration or modification of this Agreement shall be effective, unless made in writing and signed by all the Parties to this Agreement.

7.4     ASSIGNMENT

        No Party shall assign or transfer or purport to assign or transfer any of its rights or obligations under this Agreement, without the prior written consent of the other Party.

7.5     GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

7.6     SEVERABILITY

        If any provision of this Agreement, or any part thereof, is declared or held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not invalidate this entire Agreement. In that case, this Agreement shall be construed, so as to limit any term or provision, so as to make it enforceable or valid within the requirements of applicable law, and, in the event that such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid, illegal or unenforceable provision.

7.7     NO THIRD PARTY BENEFICIARY

        Nothing expressed or mentioned in this Agreement is intended or will be construed to give any person other than the Parties and their permitted assigns and successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions contained in it.

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                                                                   Exhibit 10.30

7.8     Counterparts

        This Agreement is executed in counterparts, by each of the Parties, and each of the counterparts shall, constitute an original, but all of them shall constitute only one document.


IN WITNESS WHEREOF, the parties have entered into this Agreement, the day and year first above written.

ESSAR TELECOM INDIA HOLDINGS LIMITED


By: /s/ Neeraj Gupta
Name: Neeraj Gupta
Title: Authorised signatory


HTI (BVI) HOLDINGS LIMITED


By:  /s/  Ting Chan
Name: Ting Chan
Title: Director

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                                                                   Exhibit 10.30

                                SCHEDULE 1
                                PROMISSORY NOTE

    July  2004

To:
ESSAR TELECOM INDIA HOLDINGS LIMITED
10, Frere Felix de Valois Street,
Port Louis,
Mauritius

ON DEMAND, We, HTI (BVI) Holdings Limited (the "Maker") unconditionally promise to pay the Payee at its registered office located at 10, Frere Felix de Valois Street, Port Louis, Mauritius or at such other place as Payee may designate, the principal sum of US$76,633,333.

The Maker does hereby acknowledge that time is of the essence hereof, and unconditionally promises, that for any principal sum due under this Note, if not received by Payee within Three (3) business days after the date Payee makes demand for payment of such sum, the Maker shall pay, in addition to the amount of such sum, a late payment charge of 10% percent per annum (Ten percent per annum) until realization.

FOR HTI (BVI) HOLDINGS LIMITED


Authorized Signatory

Witness :

______________________________

Name  : ______________________

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